Exhibit 10.2

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

GPEx® CELL LINE SALE AGREEMENT

This GPEx® Cell Line Sale Agreement (“Agreement”) is made and is effective as of this 1st day of January, 2009 (the “Effective Date”), by and between Catalent Pharma Solutions, LLC, a Delaware limited liability company, having a place of business at 8137 Forsythia Street, Middleton, Wisconsin 53562 USA (“Catalent”), and Moksha8 Pharmaceuticals, Inc., a Delaware corporation, having a place of business at 1550 Liberty Ridge Drive, Wayne, PA 19087, USA (“Moksha8”).

WHEREAS, Catalent has developed and owns certain proprietary technology enabling the engineering of mammalian cell lines for the expression of recombinant proteins (the “Technology,” as further defined below);

WHEREAS, Catalent will, pursuant to that certain Development and Manufacturing Agreement dated July 14, 2008 (“DMA”) and the associated Statement of Work referred to as [***], develop for Moksha8, through the application of the Technology, a cell line (the “GPEx® Cell Line,” and including any cell lines derived in whole or part therefrom) expressing the specific Gene Expression Product (as defined below); and

WHEREAS, Moksha8 wishes to purchase, and Catalent is willing to sell, the GPEx® Cell Line on the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the mutual covenants, conditions and undertakings hereinafter set forth, it is agreed by and among the parties, as follows:

1.	DEFINITIONS

1.1 “Affiliate” means, with respect to any third party, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity; with respect to Moksha8, any corporation, firm, partnership or other entity that controls, is controlled by or is under common control with such entity, [***] or any [***]; and with respect to Catalent, [***] and any corporation, firm, partnership or other entity [***] For purposes of this definition, “control” shall mean the ownership of at least 50% of the voting share capital of an entity or any other comparable equity or ownership interest.

1.2 “[***] Patent” means [***], issued to [***], any divisionals, reissues, continuations and continuations-in-part thereof, and any foreign equivalents of the foregoing.

1.3 “Combination Product” means any product containing an agent or ingredient which constitutes at least one Product and one or more other active agents or ingredients which do not by themselves constitute Products and/or one or more other active agents, toxins, radioisotopes, or other active ingredients which do not by themselves constitute Products, whether such active agents, toxins, radioisotopes and other active ingredients are packaged separately but sold together or are both packaged and sold together.

1.4 “Effective Date” means the date first above written.

1.5 “Gene Expression Product” means [***] Exhibit A and [***], and including, without limitation, the gene expression products [***].

1.6 “GPEx® Cell Line” has the meaning set forth in the recitals of this Agreement.

1.7 “Net Sales” means, with respect to each quarterly reporting period, the [***] for the Products covered by the Commercial License sold by or for Moksha8 (or its permitted transferees) to independent third parties in arm’s-length transactions during such quarter, after deduction [***] of the following items paid, allowed or incurred by Moksha8, its Affiliate or its sublicensee with respect to sales of Products, provided and to the extent that such items do not exceed reasonable and customary amounts in the market in which such sales occurred:

(a) trade, quantity and/or cash discounts, allowances or rebates actually taken and allowed, including promotional or similar discounts or rebates and discounts or rebates to governmental or managed care organizations;

(b) credits, reserves or allowances given or made with respect to Products by reason of rejection, defects, recalls, returns, rebates and retroactive price reductions;

(c) any tax, tariff, duty or government charge (including any sales, value added, excise or similar tax or government charge, but excluding any income tax) levied on the sale, transportation or delivery of a Product and borne by the seller thereof without reimbursement from any third party;

(d) any charges for freight, postage, shipping or transportation, or for insurance, in each case to the extent borne by the seller; and

(e) any bad debt losses or reserves for bad debt losses for such quarter.

All of the foregoing deductions [***] of Products shall be determined in accordance with GAAP. In the event that Moksha8 makes [***] pursuant to this Agreement, the [***] shall be [***] in the [***] of any [***]. In the case of a Combination Product for which each agent or ingredient constituting a Product and each of the other active agents or active ingredients not constituting Products have established market prices when sold separately, Net Sales shall be determined by multiplying the Net Sales for each such Combination Product by a fraction, the numerator of which shall be the established market price for the Products contained in the Combination Product and the denominator of which shall be the sum of the established market prices for the Products plus the other active agents or active ingredients contained in the Combination Product. When such separate market prices are not established, then the parties shall negotiate in good faith to determine a fair and equitable method of calculating Net Sales for the Combination Product in question. For the purposes of the foregoing, “Combination Product” shall have the meaning as described in Section 1.3. Notwithstanding the foregoing, in no event shall the [***] used for [***] on a [***] than the [***] for a Product [***], for [***] in [***].

1.8 “Patent Rights” means rights to [***], and, as applicable, rights to [***]; and continuing applications of all the foregoing, including divisions, substitutions and continuation-in-part applications (but only to the extent that those continuation-in-part applications are enabled by the parent application); and any patents issuing on said applications including reissues, reexaminations and extensions; and any corresponding foreign applications or patents.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.9 “Product” means any finished product that contains a Gene Expression Product, whose manufacture utilized the GPEx® Cell Line.

1.10 “Sale” means any transfer to any party other than Moksha8, its Affiliate or sublicensee, of Products for consideration. The term “First Commercial Sale” denotes the first occurrence of any such Sale of a Product in a particular country.

1.11 “Technology” means Catalent’s proprietary technology useful in the creation and use of (i) [***] product(s) when[***] in a [***], (ii) [***] for [***] said [***] and (iii) [***] with said [***] so that said [***], including the Patent Rights and all know-how.

1.12 “Territory” means all countries in the world.

Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to such terms in the DMA.

2.	SALE OF GPEX® CELL LINE

2.1 Evaluation Period.

A. Moksha8 shall have [***] from the date of delivery of the GPEx® Cell Line pursuant to Section 2.4 (the “Evaluation Period”) to evaluate the GPEX® Cell Line. The scope of evaluation activities shall be limited to growth of the GPEx® Cell Line by [***], with a place of business at [***]. Moksha8 shall not, and Moksha8 shall procure [***] written agreement not to, transfer the GPEx® Cell Line to any location other than the above-mentioned address or to any other third party under any circumstances without the express permission of Catalent. Moksha8 shall not, and shall procure [***] written agreement not to, conduct or permit any other party to conduct on its behalf any cGMP activities in connection with the GPEx® Cell Line during the Evaluation Period.

B. On or before the expiration date of the Evaluation Period, Moksha8 shall determine and advise Catalent in writing whether it desires to take ownership of the GPEx® Cell Line. If Moksha8 so desires to take ownership, Section 2.2 shall apply. If Moksha8 does not desire to take ownership, it shall, on or prior to the expiration date of the Evaluation Period, cease all use of the GPEx® Cell Line and destroy or have destroyed all quantities in its or [***] possession or control (and certify, and have [***] certify, in writing as to such destruction) and either (i) instruct Catalent to destroy all remaining quantities of GPEx® Cell Line, in which event this Agreement shall terminate automatically without further action by either party, (ii) instruct Catalent to store all remaining quantities of GPEx® Cell Line, in which case [***] or (iii) enter into one or more additional Statements of Work under the DMA for further work in respect of the GPEx® Cell Line.

C. If Moksha8 fails to timely notify Catalent upon expiration of the Evaluation Period pursuant to Section 2.1(B) whether or not it desires to take ownership of the GPEx® Cell

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Line, it shall be deemed, solely as an accommodation to Moksha8, that Moksha8 has notified Catalent that it does not desire to take ownership and that it has instructed Catalent to store all remaining quantities of GPEx® Cell Line pursuant to Section 2.1(B)(ii). Catalent shall confirm its intent to store such quantities in writing to Moksha8 and will concurrently [***]. Moksha8 shall [***] in accordance with Section [***]; provided, that if Moksha8 does not [***] shall not be deemed a breach of this Agreement but instead shall be deemed notice to Catalent by Moksha8 that Moksha8 does not desire Catalent to store such remaining quantities of GPEx® Cell Line, in which event Catalent shall be entitled to destroy all such remaining quantities of GPEx® Cell Line and this Agreement shall terminate automatically without further action by either party.

D. In the case that Moksha8 does not desire to take ownership of the GPEx® Cell Line and timely notifies Catalent of its selection of either the option set forth in Section 2.1(b)(ii) (including as deemed to have been selected by operation of Section 2.1(C) and Moksha8’s [***]) or in Section 2.1(B)(iii), then Moksha8 shall have the right at any time following the expiration of the Evaluation Period — so long as Moksha8 is either [***] pursuant to Section 2.1(B)(ii) or Section 2.1(C) or has Catalent engaged in the active conduct of, and is paying for, further work pursuant to Section 2.1(B)(iii) (such additional period, the “Option Period”) — to notify Catalent in writing that it desires to take ownership of the GPEx® Cell Line, in which case Section 2.2 shall apply. For the avoidance of doubt, Moksha8 shall have no right to possess or use in any way the GPEx® Cell Line during the Option Period (unless and until appropriate notice of Moksha8’s desire to initiate ownership under Section 2.2 is given). For further avoidance of doubt, the Option Period shall not be deemed to expire in connection with any failure by Moksha8 to [***] referred to in this Section 2.1(D) until any applicable procedures with respect to notification and cure of such [***] (whether available pursuant to this Agreement or any other agreement between the parties applicable to such storage or work) shall have been followed.

E. If Moksha8 fails to notify Catalent within [***] following the expiration of the Option Period pursuant to Section 2.1(D) that it desires to take ownership of the GPEx® Cell Line, it shall be deemed that Moksha8 has notified Catalent that it does not desire to take ownership, in which event Catalent shall be entitled to destroy all remaining quantities of GPEx® Cell Line and this Agreement shall terminate automatically without further action by either party; provided, that prior to such destruction, Catalent shall provide Moksha8 with written notice of its intent to so destroy such quantities and a [***] grace period in which Moksha8 can notify Catalent in writing of its desire to take ownership of the GPEx® Cell Line, in which case Section 2.2 shall apply. If no such notice is received from Moksha8 within such [***] grace period, Catalent shall be entitled to proceed with destruction.

2.2 Sale. Following receipt by Catalent of Moksha8’s desire to take ownership of the GPEx® Cell Line in accordance with Section 2.1(B) (the “Purchase Notice”) and of the fee described in Section 3.1(A)(ii), Catalent shall, and does, sell and transfer to Moksha8 all rights and title to the GPEx® Cell Line; provided that Moksha8 shall use the GPEx® Cell Line solely for developing, testing, seeking regulatory approvals (including an IND or equivalent non-US filings) for, marketing and otherwise commercially exploiting Product(s). Such sale is and shall remain contingent upon the continued observance by Moksha8 of the terms of this Agreement, including, without limitation, the terms of this Article 2. and Article 3 below.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3 No License. The sale of the GPEx Cell Line to Moksha8 shall not be construed as a license or as permission to (i) independently make or utilize the Technology or (ii) modify (or derive portions of) the GPEx® Cell Line for the development of products other than the Product. Catalent acknowledges and agree that no license to any of Catalent’s intellectual property, including but not limited to its Patent Rights or Technology, is required in order for Moksha8 to use the GPEx® Cell Line to manufacture any Products, and accordingly, Catalent hereby agrees that it shall not commence or maintain any claim, demand, suit or other action against Moksha8 alleging any infringement, misappropriation or other violation of Catalent’s intellectual property rights, including its Patent Rights or Technology, [***]; provided, that nothing in this sentence constitutes a release. Such covenant not to sue shall be binding on any assignees or successors-in-interest to Catalent’s business.

2.4 Delivery. Catalent shall make the GPEx® Cell Line available to Client [***], as follows: within [***] following the later of (i) payment by Client to Catalent of the fee described in Section 3.1(A)(i) and (ii) the documentation from [***] described in Section 3.4, Catalent shall tender [***] vials of working cell bank of the GPEx® Cell Line to Client’s designated common carrier. Title to and risk in the GPEx® Cell Line shall pass to Client [***]. Catalent shall retain the remainder of the GPEx® Cell Line for the duration of the Evaluation Period at no additional charge to Moksha8. Following expiration of the Evaluation Period, if Moksha8 elects to take ownership of the GPEx® Cell Line pursuant to Section 2.2, Moksha8 may have all or a portion of the remainder of the GPEx® Cell Line (including the associated master cell bank) shipped to the location of its choice [***]. The parties shall cooperate to determine the details of such shipping and/or storage as and when appropriate. and/or

2.5 Use. Moksha8 shall comply with all applicable laws and regulations, and with all published governmental guidelines, pertaining to the use, handling, storage, transportation, disposition, and containment of said GPEx® Cell Line and all Products.

3.	PAYMENTS FOR PURCHASE

3.1 Payments. Moksha8 agrees to make the following payments in consideration for the sale of the GPEx® Cell Line:

A. Moksha8 shall pay Catalent milestone fees on the following schedule, which fees shall be non-refundable and non-creditable:

(i) $[***] within [***] of the Effective Date;

(ii) $[***] within [***] of delivery of the Purchase Notice;

(iii) $[***] upon the [***] (a) [***] (defined as the [***]) with respect to [***]; (b) [***] for the [***], and (c) [***] (defined as the [***]) of a [***] for the [***];

(iv) $[***] upon [***] (defined as the [***]) of the [***] for the [***]; and

(v) $[***] upon [***] of a [***] for the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Moksha8 shall notify Catalent of the achievement of each milestone described in clauses (iii), (iv) and (v) within [***] following its achievement.

B. Moksha8 shall pay Catalent, on a calendar quarterly basis, a contingent sale fee equal to [***]% of Net Sales for each Product as long as the GPEx® Cell Line is used to manufacture such Product. This contingent sale fee shall be reduced by [***]% (to a final contingent sale fee equal to [***]%) on the date that is 20 years after first commercial sale of such Product.

3.2 Payment Terms. Payments shall be paid in United States dollars at Catalent’s principal place of business or such other place as Catalent may reasonably designate: (i) for the milestone payments described in Sections 3.1(A)(i) and (ii), as set forth therein; (ii) for the milestone payments described in Sections 3.1(A)(iii), (iv) and (v), within [***] following the later of (x) achievement of each of the above milestones or (y) receipt by Moksha8 of a written invoice for such milestone payment; (ii) for contingent fee payments on Net Sales, within [***] following the conclusion of each calendar quarterly period (i.e., ending March 31, June 30, September 30 and December 31); and (iii) for [***] following receipt by Moksha8 of a written invoice. If any conversion of foreign currency to U.S. dollars shall be required in connection with the payments hereunder, such conversion shall be made at the exchange rate for the relevant currency [***] on the last business day of the quarterly reporting period to which any such payment relates.

3.3 Further Transfer. Moksha8 shall have the right to sell, sublicense or otherwise transfer its rights to the GPEx® Cell Line to third parties, provided that (i) Moksha8 provides written notice to Catalent of such proposed sale, sublicense or transfer at least [***] and (ii) such third party agrees in a writing reasonably acceptable to Catalent to assume Moksha8’s obligations under this Agreement, including obligations to make all relevant payments due to Catalent under this Agreement. Notwithstanding any such subsequent sale, sublicense or transfer, unless otherwise agreed in writing by Catalent, Moksha8 shall remain obligated with respect to all payments becoming due and payable under this Article 3 following the date of any such sale, sublicense or transfer.

3.4 Transfer to CMO. Moksha8 shall have the right to transfer the GPEx® Cell Line to a third party contract manufacturer provided that such party agrees in advance in a writing reasonably acceptable to Catalent not to transfer the GPEx® Cell Line or any Product to any party other than Moksha8 or Moksha8’s designated recipients (e.g., its Affiliate or sublicensees). [***] will provide such documentation to Catalent prior to transfer of the GPEx® Cell Line for the Evaluation Period.

3.5 Technology Transfer. In connection with the first transfer of the GPEx® Cell Line to [***] pursuant to Section 2.1, Catalent shall cooperate with Moksha8 and [***] to ensure a quick technology transfer sufficient to enable [***] to use the GPEx® Cell Line for the evaluation activities permitted by Section 2.1. To this end, Catalent’s obligations shall be solely as follows, unless otherwise agreed in advance by the parties: (i) to ship to [***] at the address described in Section 2.1 the GPEx® Cell Line as described in Section 2.4, (ii) to deliver to [***] copies of all batch production records (if applicable) and project reports relating to such GPEx® Cell Line, and (iii) to afford [***] reasonable access (via telephone conference or at Catalent’s Middleton facility) to Catalent’s scientists involved in the creation and other services associated with such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

GPEx® Cell Line [***]. Moksha8 agrees to compensate Catalent at the rate of $[***] per man hour for each hour exceeding [***] man hours, and to [***] associated with Catalent’s technology transfer services. Except as set forth above, Catalent shall not receive any additional compensation for such technology transfer. In the event Moksha8 desires technology transfer assistance in excess of the foregoing, the parties shall negotiate in good faith the scope and fees for such assistance.

4.	REPORTS AND RECORDS

4.1 Maintenance. Moksha8 shall keep full, true, and accurate books and records, which shall contain all information that may be necessary for the purpose of demonstrating Moksha8’s compliance with the payment obligations under this Agreement. Said books of account shall be kept at Moksha8’s principal place of business. Moksha8 shall retain such records for no less than [***] after the close of any such calendar year.

4.2 Inspection. Said books and the supporting data shall be open to inspection on behalf of Catalent upon no less than [***] written notice during normal business hours to the extent necessary to verify Moksha8’s payment statements or compliance in other respects with the payment obligations under this Agreement. Such inspection shall be made not more often than once each calendar year at the expense of Catalent by a Certified Public Accountant [***]; provided, that if such inspection results in an adjustment of [***] percent ([***]%) or greater in favor of Catalent in the overall payment due for the period being audited, then Moksha8 shall reimburse Catalent for its reasonable costs incurred in performing such inspection.

4.3 Reports. Moksha8, commencing upon the close of the first calendar quarter following the date of the First Commercial Sale of a Product, shall deliver to Catalent, no later than [***] following the close of each calendar quarter, true and accurate reports setting forth the Net Sales during such quarterly period and the contingent fee payment due for such quarter. Such reports shall include a detailed calculation of Net Sales for such quarterly period, including, without limitation, the following information:

(a) Gross sales of Product on a country-by-country basis;

(b) Permitted adjustments to gross sales required to calculate Net Sales;

(c) Calculation of the contingent fee payment due hereunder for such quarterly period; and

(d) [***].

In the event that no Product sales are made during any such quarterly period, Moksha8 shall so inform Catalent in writing within the time period for otherwise providing the report anticipated hereby.

4.4 Interest. Any undisputed payments due from Moksha8 that are not paid on the date such payments are due under this Agreement shall bear interest at [***], with the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.	TERM AND TERMINATION

5.1 Term. This Agreement shall be in full force and effect from the Effective Date and shall remain in effect unless and until terminated in accordance with the provisions of this Article 5.

5.2 Termination by Client. Moksha8 shall have the right to terminate this Agreement without cause by giving notice in writing to Catalent at least thirty (30) days in advance of the termination date.

5.3 Mutual Termination Rights. Either party shall have the right (but not the obligation) to immediately terminate this Agreement on written notice if (a) the other party files a petition in bankruptcy, or enters into an agreement with its creditors, or applies for or consents to the appointment of a receiver or trustee, or makes an assignment for the benefit of creditors, or suffers or permits the entry of any order adjudicating it to be bankrupt or insolvent and such order is not discharged within thirty (30) days; or (b) if the other party materially breaches this Agreement, and such material breach is not cured within sixty (60) days after such other party receives written notice specifying the breach and demanding its cure.

5.4 Automatic Termination. This Agreement shall terminate automatically in accordance with Sections 2.1(B), (C) and (E).

5.5 Effects of Termination.

A. Upon termination pursuant to Section 5.2 or 5.3 (except for termination because of Catalent’s breach of this Agreement), Moksha8’s ownership rights in the GPEx® Cell Line shall automatically terminate and title thereto shall revert to Catalent; provided, however, that at Moksha8’s option each of the parties shall promptly destroy (and certify to the other party that it has destroyed) all remaining stores of the GPEx® Cell Line (including any cells or cell lines derived therefrom) in its possession, except that each party may retain a reasonable legacy quantity of the GPEx® Cell Line solely for archival uses. Upon termination of this Agreement pursuant to Section 5.2 or 5.3 (except for termination because of Catalent’s breach of this Agreement), Moksha8 shall have a period of [***] to sell any remaining inventories of Product(s) subject to the terms of this Agreement, including, without limitation, the obligations to report and make milestone and contingent fee payments set forth in Articles 2 and 3 hereof. If Moksha8 terminates this Agreement because of Catalent’s uncured breach, then Moksha8 shall continue to own the GPEx® Cell Line and shall continue to have all rights granted to Moksha8 by Catalent, including the right to transfer the GPEx® Cell Line to contract manufacturers and all other rights set forth in Sections 3.3 and 3.4, all without any further payment or reporting obligations to Catalent.

B. Upon termination of this Agreement pursuant to Section 5.4, Moksha8’s rights to use the GPEx® Cell Line (if any) shall automatically terminate and title thereto shall remain with Catalent; provided, however, both parties shall promptly destroy (and certify to the other party that it has destroyed) all remaining stores of the GPEx® Cell Line (including any cells or cell lines derived therefrom) in its possession or control (including, in the case of Moksha8, in [***] possession or control).

C. Any termination of this Agreement shall not relieve either party of any obligation or liability accrued hereunder prior to such termination nor shall it affect in any manner any rights of either party arising under this Agreement prior to such termination.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.6 Survival. Upon the termination of this Agreement, each provision of this Agreement which, by its nature is intended to survive the termination or expiration of this Agreement, shall continue in force and effect. Without limiting the foregoing, the following sections shall survive termination or expiration of this Agreement: Articles 2 (Sale of GPEx® Cell Line), 5 (Term and Termination), 8 (Publicity), 9 (Patent Protection and Infringement), 10 (Confidentiality), 11 (Indemnification), 12 (Limitations on Liability), 13 (Insurance), 14 (Notice) and 15 (Miscellaneous).

6.	REPRESENTATIONS AND WARRANTIES

6.1 Catalent. Catalent represents and warrants to Moksha8 that (i) it has all necessary ownership or use rights to the Technology for the purpose of fulfilling its obligations under this Agreement, (ii) it has the lawful right to sell the GPEx® Cell Line pursuant to this Agreement and (iii) [***] Moksha8’s use of the GPEx® Cell Line in accordance with this Agreement will not infringe any patent, copyright, trade secret or other intellectual property rights of any third party.

OTHER THAN THE FOREGOING, CATALENT MAKES NO (AND HEREBY DISCLAIMS ANY) EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE GPEX CELL LINE OR THE PRODUCTS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6.2 Moksha8. Moksha8 represents and warrants to Catalent that (i) it has provided, and will provide during the term of this Agreement, [***] applicable to [***] and to and any [***]; (ii) the GPEx® Cell Line along with all Product delivered to Moksha8 by Catalent will be held, used and/or disposed of by Moksha8 in accordance with all applicable laws; and (iii) Moksha8 will comply with all applicable laws and regulations applicable to Moksha8’s performance under this Agreement.

6.3 Mutual. Each party hereby represents and warrants to the other party that:

A. Existence and Power. Such party (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized, (ii) has the power and authority and the legal right to own and operate its property and assets, and to carry on its business as it is now being conducted, and (iii) is in compliance with all requirements of applicable laws, except to the extent that any noncompliance would not materially adversely affect such party’s ability to perform its obligations under the Agreement;

B. Authorization and Enforcement of Obligations. Such party (i) has the power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (ii) has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

C. Execution and Delivery. This Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms;

D. No Consents. All necessary consents, approvals and authorizations of all Regulatory Authorities and other persons required to be obtained by such party in connection with the execution, delivery and performance of this Agreement have been obtained; and

E. No Conflict. The execution and delivery of this Agreement and the performance of such party’s obligations hereunder (i) do not conflict with or violate any requirement of applicable laws; and (ii) do not materially conflict with, or constitute a material default or require any consent under, any contractual obligation of such party.

7.	GOVERNMENT COMPLIANCE

7.1 Government Approvals. The manufacture, transfer, sale and/or export of the GPEx® Cell Line or Product(s) may require a license or approval from an agency of the United States government. Moksha8 shall be solely responsible for obtaining all licenses, permits, or authorizations required from the United States and any other government for any use or sale of the GPEx® Cell Line and/or Product(s). To the extent not inconsistent with this Agreement, Catalent agrees to provide Moksha8 (at Moksha8’s expense) with such assistance as Moksha8 may reasonably request in filing for, seeking and/or obtaining such licenses, permits, or authorizations. Such services shall be provided in accordance with the terms set forth in a separate service agreement to be agreed upon by the parties.

7.2 Cooperation. Moksha8 and Catalent agree to cooperate in making required submissions to the U.S. Food and Drug Administration (FDA) and/or other regulatory agencies. Catalent expressly agrees that Moksha8 shall have the right to reference any and all Drug Master Files relating to any Product or Technology covered by this Agreement insofar as such information is necessary or desirable in the prosecution of any submission to the FDA and/or other regulatory agencies.

8.	PUBLICITY

8.1 Names. Neither party shall use the name of the other party or inventors of the Technology in any advertising, promotion, or sales without the prior written consent of the other party in each case, except that Moksha8 may state that the Products have been manufactured utilizing a GPEx® Cell Line produced under one or more of the patent and applications comprising Catalent’s Patent Rights; provided, however, that each party may use the other party’s name without such prior written consent to the extent that such use is required by any applicable law, rule or regulation now in effect or promulgated hereafter.

8.2 Generic Data. Moksha8 agrees to allow Catalent to use data obtained from development of the Product, provided such data does not identify Moksha8, the GPEx® Cell Line or any Product, for marketing and demonstration of the Technology to third parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.3 Public Announcements. Neither Catalent nor Moksha8 will, without the prior consent of the other, such consent not to be unreasonably withheld, issue any press release or make any other public announcement or furnish any statement to any person or entity (other than either parties’ respective Affiliates and potential partners who have signed a confidentiality agreement with terms no less restrictive than those contained herein) concerning the existence of this Agreement, its terms and the transactions contemplated hereby, except for disclosures made in compliance with Sections 8.1 and 8.2. Further, Moksha8 may disclose the existence and general terms of the Agreement in confidence to its directors, existing investors and professional service providers and to prospective investors, collaborators, licensees, strategic alliance partners, acquirers and/or merger partners and their respective professional advisors.

9.	PATENT PROTECTION AND INFRINGEMENT

9.1 Third Party Infringement. If, at any time during the term of this Agreement, either party shall become aware of any third party infringement or threatened infringement of any of the Patent Rights relating to GPEx® Cell Line or any Product, the following provisions shall apply:

A. The party becoming so aware shall forthwith give written notice to the other of such infringement.

B. Catalent shall have the right to litigate such alleged third party infringement in such country. Catalent shall notify Moksha8 within [***] after the written notice described in Clause (A) above whether it intends to so litigate. Moksha8 shall, upon request of Catalent and at Catalent’s sole expense, provide Catalent with all such assistance as it may reasonably require in the conduct of such claims or proceedings. Catalent shall bear the cost of such proceedings and shall be entitled to [***].

C. If Catalent determines not to litigate in accordance with clause (B) above, then Moksha8 may, in its sole discretion and expense, bring suit (in its name if allowed under the relevant standing rules or in Catalent’s name if Catalent is required to be a party to the litigation proceeding) to restrain such third party infringement. In such event Moksha8 shall conduct such proceedings properly and diligently and shall keep Catalent timely apprised of the course of such litigation. Catalent shall cooperate with Moksha8 in prosecuting such litigation, and shall, if necessary, join the lawsuit as a co-plaintiff (or as sole plaintiff if Moksha8 lacks standing as a plaintiff). The net proceeds of such action will be retained by Moksha8 [***].

D. In the event of any action permitted under this Section 8.2 by either party, the other party will provide the necessary and timely assistance in such action on reasonable terms and conditions to be agreed on at such time. In connection with any deliberations concerning the prospects for successfully bringing suit to enjoin such infringement, the parties shall promptly and fully make available to each other their information concerning the validity and enforceability of the relevant Patents and any other relevant information.

9.2 Notice of Infringement. Each party hereto shall notify the other promptly in the event of the receipt of notice of any action, suit or claim alleging infringement by the manufacture, development, use and sale of the GPEx® Cell Line or any Product of any third party intellectual property rights. The parties shall meet promptly to discuss an appropriate response.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.	CONFIDENTIALITY

10.1 Mutual Obligation. Each party agrees that it shall not disclose the other party’s Confidential Information (defined below) to any third party, and shall not use such Confidential Information for any use or purpose except as expressly permitted in this Agreement, without the prior written consent of the other party, except as otherwise provided in this Article 10. Notwithstanding the foregoing, a party may disclose specific Confidential Information of the other party to the extent that such disclosure is required by law, regulation or court or administrative process or order; provided, however, that prior to making any such required disclosure, the party making such disclosure shall give the other party as much prior notice of the requirement for and contents of such disclosure as is practicable under the circumstances, and that the party making such disclosure cooperates reasonably with any efforts of the other party to obtain a protective order, confidential treatment or other protection regarding the required disclosure. Further, each party may disclose the other party’s Confidential Information to any of its Affiliates that (i) need to know such Confidential Information for the purpose of performing under this Agreement, (ii) are advised of the contents of this Article 10, and (iii) agree to be bound by the terms of this Article 10. Notwithstanding the above, Moksha8 shall have the right to disclose the existence and terms and conditions of this Agreement to investors, potential investors, joint venture partners, and potential joint venture partners, as well as to legal and financial advisors, so long as each such person or entity receiving information is bound in writing by obligations of confidentiality at least as strict as those set forth in this Article 10 with respect to the non-disclosure and non-use of such information.

10.2 Definition. As used in this Agreement, the term “Confidential Information” of a party means all information furnished by such party, or any of its representatives or Affiliates, to the other party, or to any of its representatives or Affiliates, in connection with this Agreement, whether furnished before, on or after the date of this Agreement and furnished in any form, including written, verbal, visual, electronic or in any other media or manner. The term “Confidential Information” includes any and all proprietary technologies, know-how, trade secrets, discoveries, inventions and any other intellectual property (whether or not patented), analyses, compilations, business or technical information and other materials prepared by a party, or any of its representatives, containing or based in whole or in part on any such information furnished by the other party or its representatives. Confidential Information also includes the existence of this Agreement and its terms.

10.3 Exclusions. Notwithstanding Section 10.2, the term “Confidential Information” does not include information that (i) is or becomes generally available to the public or within the industry to which such information relates other than as a result of a breach of this Agreement by the receiving party, or (ii) is already known by the receiving party at the time of disclosure as evidenced by the receiving party’s written records, or (iii) becomes available to the receiving party on a non-confidential basis from a source that is entitled to disclose it on a non-confidential basis, or (iv) was or is independently developed by or for the receiving party without access to any of the Confidential Information of the other party, as evidenced by the receiving party’s written records.

10.4 No Implied License. The receiving party obtains and will obtain no right of any kind or license under any patent application or patent of the other party by reason of this Agreement. All Confidential Information will remain the sole property of the party disclosing such information or data.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.5 Return of Confidential Information. Upon expiration or termination of this Agreement, the receiving party shall, upon request, promptly return within [***] all Confidential Information of the other party, including any copies thereof, and cease its use or, at the request of the disclosing party, shall promptly destroy the same and certify such destruction to the disclosing party; except for a single copy thereof, which may be retained for the sole purpose of determining the scope of the obligations incurred under this Agreement.

10.6 Survival. The obligations of this Article 10 will terminate [***] from the expiration or termination of this Agreement, except with respect to trade secrets, for which the obligations of this Article 10 will continue for so long as such information remains a trade secret under, applicable law.

11.	INDEMNIFICATION

11.1 Indemnification by Catalent. Catalent shall indemnify and hold harmless Moksha8, its Affiliates, and their respective directors, officers, employees and agents (“Moksha8 Indemnitees”) from and against any and all suits, claims, losses, demands, liabilities, damages, costs and expenses (including reasonable attorneys’ fees) (“Losses”) arising out of or in connection with any proceeding, suit, demand or action by any third party (“Third Party Claim”) arising out of or resulting from (i) any breach by Catalent (or its Affiliate) of its representations, warranties or obligations set forth in this Agreement or (ii) any [***] willful misconduct by Catalent; except to the extent that any such Losses arise out of or result from any Moksha8 Indemnitee’s negligence, willful misconduct or breach of this Agreement.

11.2 Indemnification by Moksha8. Moksha8 shall indemnify and hold harmless Catalent, its Affiliates, and their respective directors, officers, employees and agents (“Catalent Indemnitees”) from and against all Losses arising out of or in connection with any Third Party Claim arising out of or resulting from (i) any breach of Moksha8’s representations, warranties or obligations set forth in this Agreement; (ii) any [***] or any of [***], any of [***] of any of the foregoing; (iii) any [***] to the [***] or any of [***], any of [***] of any of the foregoing, including any [***] or [***]; (iv) the conduct of any clinical trials relating to any Product; (v) any actual or alleged infringement, misappropriation or violation of any third party’s patent, trade secret, copyright, trademark or other proprietary rights arising from use of any intellectual property provided by Moksha8; or (vi) any negligence or willful misconduct by Moksha8; except to the extent that any such Losses arise out of or result from any Catalent Indemnitee’s negligence, willful misconduct or breach of this Agreement.

11.3 [***]. [***], or any other provision of this Agreement, [***] in respect of any [***].

11.4 Indemnification Procedures. All indemnification obligations in this Agreement are conditioned upon the party seeking indemnification: (i) promptly notifying the indemnifying party of any claim or liability of which the party seeking indemnification becomes aware (including a copy of any related complaint, summons, notice or other instrument); provided, however, that failure to provide such notice within a reasonable period of time shall not relieve

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the indemnifying party of any of its obligations hereunder except to the extent the indemnifying party is prejudiced by such failure; (ii) cooperating with the indemnifying party in the defense of any such claim or liability (at the indemnifying party’s expense); and (iii) not compromising or settling any claim or liability without prior written consent of the indemnifying party.

12.	LIMITATIONS OF LIABILITY

12.1 EXCEPT WITH RESPECT TO LOSSES OWING TO CLIENT UNDER SECTION 11.1 WITH RESPECT TO AMOUNTS PAID BY CLIENT TO THIRD PARTIES FOR BODILY INJURY (IN WHICH CASE THE FOLLOWING LIMITATION SHALL NOT APPLY), [***] TOTAL LIABILITY, WHETHER IN CONTRACT OR TORT, INCLUDING ANY OF [***] INDEMNITY OR OTHER FINANCIAL OBLIGATIONS UNDER ARTICLE 11, SHALL [***].

12.2 NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF PERFORMANCE UNDER THIS AGREEMENT, INCLUDING LOSS OF REVENUES, PROFITS OR DATA, WHETHER IN CONTRACT OR TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

13.	INSURANCE

13.1 Catalent

A. During the term of this Agreement, Catalent shall obtain and maintain the following insurance with limits not less than those specified below:

(i)	Commercial General Liability insurance with a limit of not less than [***] Dollars ($[***]) per occurrence.

(ii)	Products and Completed Operations Liability insurance with a limit of not less than [***] Dollars ($[***]) per occurrence.

(iii)	Worker’s Compensation and Employers Liability Insurance with statutory limits for Workers’ Compensation and Employers’ Liability limits of not less than [***] Dollars ($[***]) per accident.

(iv)	Professional Services Liability insurance with a limit of not less than [***] Dollar ($[***]) per claim.

B. Catalent may self-insure any or a portion of the required insurance. In the event that any of the required policies of insurance are written on a claims made basis, then such policies shall be maintained during the entire term of this Agreement and for a period of not less than [***] following the termination or expiration of this Agreement.

C. Catalent shall waive subrogation rights against Moksha8 for workers’ compensation benefits and shall obtain a waiver from any insurance carriers with which Catalent carries workers’ compensation insurance releasing their subrogation rights against Moksha8. Catalent shall not seek reimbursement for any property claim, or portion thereof, which is not fully recovered from Catalent’s Property insurance.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

D. Moksha8 and its Affiliates shall be [***] under the Commercial General Liability and Products and Completed Operations Liability insurance policies with respect to [***] provided under this Agreement. Such [***] shall end upon the termination or expiration of this Agreement unless the policies are written on a claims made basis when such [***] will continue for the period of time Catalent is required to [***].

E. Catalent shall furnish certificates of insurance to Moksha8 evidencing the required insurance [***] as soon as practicable after the Effective Date and within [***] after renewal of such policies. Such certificates shall state that Catalent’s insurers will endeavor to provide [***] written notice of any cancellation prior to the policy(ies) expiration date(s). Each insurance policy that is required under this Section shall be obtained from an insurance carrier with [***].

13.2 Client.

A. During the term of this Agreement, Client shall obtain and maintain the following insurance with limits not less than those specified below.

(i)	Commercial General Liability insurance with a limit of not less than [***] Dollars ($[***]) per occurrence.

(ii)	Products and Completed Operations Liability insurance with a limit of not less than [***] Dollars ($[***]) per occurrence (to be maintained only immediately prior to and during use of Drug Substance or Drug Product in humans).

(iii)	Worker’s Compensation and Employers Liability Insurance with statutory limits for Workers’ Compensation and Employers’ Liability limits of not less than [***] Dollars ($[***]) per accident.

(iv)	All Risk Property Insurance, including transit coverage, in an amount equal to [***] while it is [***] or in [***].

B. Moksha8 may self-insure any or a portion of the required insurance. In the event that any of the required policies of insurance are written on a claims made basis, then such policy(ies) shall be maintained during the entire period of this Agreement and for a period of not less than [***] following the termination or expiration of this Agreement.

C. Moksha8 shall waive subrogation rights against Catalent for workers’ compensation benefits and shall obtain a waiver from any insurance carriers with which Moksha8 carries workers’ compensation insurance releasing their subrogation rights against Catalent. Moksha8 shall not seek reimbursement for any property claim, or portion thereof, which is not fully recovered from Moksha8’s Property insurance.

D. Catalent Inc. and Affiliates shall be [***] under the Commercial General Liability and Products and Completed Operations Liability insurance policies with respect to [***] provided under this Agreement. Moksha8’s Commercial General Liability and Products and Completed Operation Liability policies shall provide that [***] (with respect both to [***] and to [***]) with regard to [***] arising out of [***] for which [***]. Such [***] shall end upon the termination or expiration of this Agreement unless the policies are written on a claims-made basis when [***] will continue for the period of time Client is required to [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E. Moksha8 shall furnish certificates of insurance to Catalent evidencing the required insurance [***] as soon as practicable after the Effective Date and within [***] after renewal of such policies. Such certificates shall state that Moksha8’s insurers will endeavor to provide [***] written notice of any cancellation prior to the policy(ies) expiration date(s). Each insurance policy which is required under this Section shall be obtained from an insurance carrier with [***].

14.	NOTICES

All notices and other communications hereunder shall be in writing and shall be deemed given: (a) when delivered personally; (b) when delivered by facsimile transmission (receipt verified); (c) when received or refused, if mailed by registered or certified mail (return receipt requested), postage prepaid; or (d) when delivered if sent by express courier service, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; provided, that notices of a change of address shall be effective only upon receipt thereof):

To Client:	moksha8 Pharmaceuticals, Inc.
1550 Liberty Ridge Drive
Wayne, PA 19087
Facsimile: [***]
Attn: [***]

With a copy to:	moksha8 Pharmaceuticals, Inc.
1550 Liberty Ridge Drive
Wayne, PA 19087
Facsimile: [***]
Attn: Vice President, Legal

To Catalent:	Catalent Pharma Solutions, LLC
8137 Forsythia Street
Middleton, Wisconsin 53562
Attention: Vice President / General Manager
Facsimile: [***]

With a copy to:	Catalent Pharma Solutions, LLC
14 Schoolhouse Road
Somerset, NJ 08873
Attention: General Counsel (Legal Department)
Facsimile: [***]

15.	MISCELLANEOUS

15.1 Entire Agreement; Amendments. This Agreement, its attachments and any amendments thereto, together with the DMA, constitute the entire understanding between the parties with

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

respect to the subject matter hereof and supersede any prior contracts, agreements or understanding (oral or written) of the parties as to such subject matter. No term of this Agreement may be amended except upon written agreement of both parties.

15.2 Captions; Certain Conventions. The captions in this Agreement are for convenience only and are not to be interpreted or construed as a substantive part of this Agreement. Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words such as “herein,” “hereof” and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear; (iii) words using the singular shall include the plural, and vice versa; (iv) the words “include(s)” and “including” shall be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import; (v) the word “or” shall be deemed to include the word “and” (e.g. “and/or”); and (vi) references to “Article,” “Section,” “subsection,” “clause” or other subdivision, or to an Attachment or other appendix, without reference to a document are to the specified provision or Attachment of this Agreement.

15.3 Further Assurances. The parties agree to execute, acknowledge and deliver such further instruments and to take all such other incidental, reasonable acts as may be reasonably necessary or appropriate to carry out the purpose and intent of this Agreement.

15.4 No Waiver. Failure by either party to insist upon strict compliance with any term of this Agreement in any one or more instances will not be deemed to be a waiver of its rights to insist upon such strict compliance with respect to any subsequent failure.

15.5 Severability. If any term of this Agreement is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Agreement will continue in full force and effect.

15.6 Independent Contractors. The relationship of the parties is that of independent contractors, and neither party will incur any debts or make any commitments for the other party except to the extent expressly provided in this Agreement. Nothing in this Agreement is intended to create or will be construed as creating between the parties the relationship of joint ventures, co-partners, employer/employee or principal and agent.

15.7 Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties, their successors and permitted assigns. Neither party may assign this Agreement, in whole or in part, without the prior written consent of the other party, except that either party may, without the other party’s consent, assign this Agreement to an Affiliate or to a successor to substantially all of the business or assets of the assigning company (or the assigning company’s business unit responsible for performance under this Agreement). Moksha8 shall be [***] of any of [***], including those [***] pursuant to Section [***].

15.8 Governing Law. This Agreement shall be governed by and construed under the laws of the State of New Jersey, excluding its conflicts of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.9 Alternative Dispute Resolution. If any Dispute arises between the parties, such Dispute shall be presented to the respective presidents or senior executives of Catalent and Client for their consideration and resolution. If such parties cannot reach a resolution of the Dispute within [***] after such Dispute has been presented to the presidents or senior executives, then such Dispute shall be resolved by binding arbitration in accordance with the then existing CPR Rules for Non-Administered Arbitration by three arbitrators of whom each party shall appoint one in accordance with the ‘screened’ appointment procedure provided in CPR Rule 5.4. Arbitration shall be conducted in the jurisdiction of the defendant party. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court of competent jurisdiction.

15.10 Prevailing Party. In any dispute resolution proceeding between the parties in connection with this Agreement, the prevailing party will be entitled to recover its reasonable attorney’s fees and costs in such proceeding from the other party.

15.11 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Agreement shall constitute an original.

15.12 Force Majeure. Except as to payments required under this Agreement, neither party shall be liable in damages for, nor shall this Agreement be terminable or cancelable by reason of, any delay or default in such party’s performance hereunder if such default or delay is caused by events beyond such party’s reasonable control including, but not limited to, acts of God, regulation or law or other action or failure to act of any government or agency thereof, war or insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or storm, labor disturbances, epidemic, or failure of suppliers, public utilities or common carriers; provided however, that the party seeking relief hereunder shall immediately notify the other party of such cause(s) beyond such party’s reasonable control. The party that may invoke this section shall use all reasonable endeavors to reinstate its ongoing obligations to the other. If the cause(s) shall continue unabated for [***], then both parties shall meet to discuss and negotiate in good faith what modifications to this Agreement should result from this force majeure.

[Signature page follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, both Catalent and Moksha8 have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

Agreed to and accepted by:

Moksha8 Pharmaceuticals, Inc.		Catalent Pharma Solutions, LLC

By:	/s/ Simba Gill	By:	/s/ Michael Jenkins

Name:	Simba Gill	Name:	Michael Jenkins

Title:	CEO	Title:	General Manager

Date:	1/23/09	Date:	02/04/09

Signature Page to GPEx® Cell Line Sale Agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A

[***]

Gene Expression Products:

m80015

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Execution Copy

AMENDMENT TO GPEx® CELL LINE SALE AGREEMENT

This amendment to the GPEx® Cell Line Sale Agreement (the “Amendment”) is made and is effective this 31st day of July, 2009 (the “Amendment Effective Date”), by and between Catalent Pharma Solutions, LLC, a Delaware limited liability company, having a place of business at 8137 Forsythia Street, Middleton, Wisconsin 53562 USA (“Catalent”), and Fourteen22, Inc., a Cayman corporation, having its registered office at c/o M&C Corporate Services Limited, P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands (“1422”). Catalent and 1422 are referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, Moksha8 Pharmaceuticals, Inc., a Delaware corporation, having a place of business at 1550 Liberty Ridge Drive, Suite 300, Wayne, P.A 19087, USA (hereinafter referred to as “Moksha8”) and Catalent entered into the Development and Manufacturing Agreement dated July 14, 2008 (“DMA”) and the associated Statement of Work referred to as [***], pursuant to which Catalent developed for Moksha8 a cell line expressing the Gene Expression Product designated as m80015 (the “GPEx® Cell Line”); and

WHEREAS, Moksha8 and Catalent entered into the GPEx® Cell Line Sale Agreement dated January 1, 2009 (the “CLSA”), pursuant to which Moksha8 has the option to purchase the rights to the GPEx® Cell Line; and

WHEREAS, Moksha8 assigned its rights and delegated its obligations under the DMA and CLSA to its Affiliate, 1422; and

WHEREAS, the Parties desire to amend certain payment and related terms of the CLSA;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1.	Deferral of Payments.

1.1. Section 3.1(A)(ii) of the CLSA is hereby replaced in its entirety with the following:

“(ii) $[***] within [***] of delivery of the Purchase Notice;

(iii) $[***] by [***];”

1.2. Subsections (iii) through (v) of Section 3.1(A) of the CLSA are hereby renumbered (iv) through (vi), respectively, and all cross-references thereto are hereby deemed revised accordingly (including in particular the cross-references set forth in Section 3.2(ii)).

1.3. Sections 3.2(i) of the CLSA is hereby replaced in its entirety with the following: “(i) for the milestone payments described in Sections 3.1(A)(i), (ii) and (iii), as set forth therein;”.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.	Effect of Non-Payment.

2.1. The following is hereby added to the CLSA as a new Section 3.1(C):

“C. [***] in Event of Default of Certain Payments. If 1422 fails to make the payment specified in Section 3.1(A)(iii) [as amended] when due, then (i) notwithstanding anything to the contrary in this Agreement or the DMA, the [***], (ii) 1422 shall not be relieved of its obligation to pay such amount, (iii) unless and until such amount is paid (without prejudice to Catalent’s right to terminate this Agreement in accordance with Section 5.3), 1422 shall have no further rights to possession or use of the GPEx® Cell Line and Catalent may inform [***] to destroy any and all GPEx® Cell Lines in its possession, and (iv) subsequent payment of such amount [***]. For the avoidance of doubt, if 1422 makes the payment specified in Section 3.1(A)(iii) when due, then 1422 shall [***] the GPEx® Cell Line, subject to the other terms and conditions of this Agreement. The Parties acknowledge that [***] entitles (i) [***] to have the [***] and to [***] and/or [***] to [***], with or without [***] sole discretion, and [***] shall have no right to share in any [***], and (ii) 1422 to continue to have the rights to the GPEx® Cell Line set forth in the CLSA, subject to and in accordance with its terms and conditions. If Catalent becomes [***] hereunder, then Catalent shall have the [***] of (and [***] in its sole discretion), up to [***] and up to [***] from the [***] thereof currently held by Catalent, and shall have no [***].

3.	Transfer of Working Cell Bank Vials.

3.1. Section 2.4 of the CLSA is hereby amended by adding the following to the end of the second to last sentence: “; provided, that until the payment described in Section 3.1(A)(iii) is made, 1422 shall be [***].”

3.2. Section 2,5 of the CLSA is hereby amended by adding the following to the end thereof: “After transfer of WCB vials pursuant to Section 2.4, 1422 will provide the following information to Catalent on a timely basis: number of bioreactor runs carried out; expression levels obtained from such bioreactor runs; and a summary of analytical testing carried out.”

4.	Miscellaneous

4.1. Full Force and Effect. Except as expressly amended hereby, the CLSA shall remain in full force and effect.

4.2. Governing Law. This Amendment shall be governed by and construed under the laws of the State of New Jersey, excluding its conflicts of law provisions.

4.3. Entire Agreement; Further Amendments. This Amendment, the CLSA and the DMA, including any appendices, attachments and work orders associated with such agreements, constitute the entire understanding between the Parties with respect to the subject matter hereof and supersede any prior contracts, agreements or understanding (oral or written) of the Parties as to such subject matter. No term of this Amendment, the CLSA or the DMA may be amended except upon written agreement of both Parties.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.4. Construction.

(a) Headings are solely for the Parties’ convenience, are not a part of this Amendment, and shall not be used to interpret this Amendment.

(b) The singular form shall include the plural and vice versa.

(c) The words “include(s)” and “including” shall be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import.

(d) The word “or” shall be deemed to include the word “and” (e.g. “and/or”).

(e) This Amendment shall not be construed as if it had been prepared by one of the Parties, but rather as if both the Parties have prepared it.

(f) Unless otherwise indicated, all references to sections are to sections of this Amendment.

(g) Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the CLSA or the DMA.

4.5. Severability. If any term of this Amendment is declared invalid or unenforceable by a court or other body of competent jurisdiction, the remaining terms of this Amendment will continue in full force and effect.

4.6. Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Amendment shall constitute an original.

[Signature page follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, both Catalent and 1422 have executed this Amendment, in duplicate originals, by their respective officers hereunto duly authorized, on the day and year hereinafter written.

Agreed to and accepted by:

Fourteen22, Inc.		Catalent Pharma Solutions, LLC

By:	/s/ D.S. Athwal	By:	/s/ Michael Jenkins

Name:	D.S. Athwal	Name:	Michael Jenkins

Title:	Chief Scientific Officer	Title:	General Manager

Date:	11 Aug 2009	Date:	Aug 10, 2009

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.